Fair Value Disclosure	12 Months Ended
Dec. 31, 2014
Fair Value Disclosures [Abstract]
Fair Value Disclosure

9 FAIR VALUE DISCLOSURE

The following tables present the placement in the fair value hierarchy of assets that are measured at fair value on a recurring basis at December 31, 2014:

		Fair value disclosure or measurement at
		December 31, 2014 using
	December 31, 2014	Level 1	Level 2	Level 3
	RMB	RMB	RMB	RMB
Available-for-sale investments:
Corporate convertible notes	10,463,490	—	—	10,463,490
Redeemable convertible preferred shares	62,658,560	—	—	62,658,560

Total	73,122,050	—	—	73,122,050

The corporate convertible notes do not have a quoted market rate. The Company adopted probability expected return method (“PWERM”) to estimate the fair value of the convertible notes. Under this method, fair value of convertible notes are based upon the probability weighted present value of expected future investment returns, considering each of possible future outcomes available to the subject company and rights of convertible note holders. The future outcomes considered in this valuation include conversion upon completion of next round of financing and redemption upon maturity. In applying PWERM, the Company makes certain assumptions and estimates regarding to the subject company, including discount rate that reflects the credit risk of the Company and probabilities of the future outcomes. The assumptions are inherently uncertain and subjective. Specifically, PWERM included a discount rate to be 14%, which is implied by bond yield rate and the probabilities of conversion upon next round of financing to be 50%.

The redeemable convertible preferred shares do not have a quoted market rate. The Company adopted a discounted cash flow method under the income approach, which take into consideration a number of factors that include expected future cash flows, growth rates and discount rates from publicly traded companies in the industry and requires the Company to make certain assumptions and estimates regarding industry economic factors and future profitability. The assumptions are inherently uncertain and subjective. The expected future cash flows for MobileWoo were based on discrete eight years financial forecasts developed by management for planning purposes. Cash flows beyond the forecasted period were estimated using a terminal value calculation, which incorporated historical and forecasted financial trends and considered long-term earnings growth rates for publicly traded comparable companies. Specifically, the income approach valuations included a cash flow discount rate of 23%, and a terminal value growth rate of 3%.

The following tables present a roll-forward of the fair value of Level 3 (significant unobservable inputs) assets for the year ended December 31, 2014, which only contains available-for-sale securities:

	Corporate convertible notes	Redeemable convertible preferred shares	Total
	RMB	RMB	RMB
Beginning balance as of January 1, 2014	—	—	—
Purchases	9,237,000	52,751,569	61,988,569
Total gain or losses:
Included in earnings	307,140	—	307,140
Included in other comprehensive income	982,848	10,230,475	11,213,323
Foreign currency translation adjustment	(63,498)	(323,484)	(386,982)

Ending balance as of December 31, 2014	10,463,490	62,658,560	73,122,050

The carrying amounts of cash, time deposits, short-term investment, accounts receivable, amount due from a related party, accounts payable, and accrued expenses and other current liabilities, as of December 31, 2013 and 2014, approximate fair value because of the short maturity of these instruments.